                                                                EXHIBIT 10.3

THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS.


                               WARRANT CERTIFICATE

                             DATED DECEMBER 10, 1997

                   WARRANT TO PURCHASE SHARES OF COMMON STOCK

                               OF IMMUNOGEN, INC.

No. W-97-1                                     For the Purchase of  188,235
                                               Shares of Common Stock

     IMMUNOGEN, INC., a Massachusetts corporation (the "Company"), hereby certifies that, for value received, Biotechnology Venture Partners, L.P., a limited partnership organized and existing under the laws of Delaware ("Holder"), or its registered assigns, is the registered owner of a warrant (the "Warrant") to purchase from the Company 188,235 shares of the Common Stock, $.01 par value per share, of the Company (the "Common Stock"), each such share being a "Warrant Share" and all such shares being the "Warrant Shares") at a price of $2.125 per share (the "Exercise Price"), as adjusted from time to time as provided in Section 7 and except as provided in Section 3(f). Except as specified in Section 3(e) hereof, this Warrant may be exercised at any time or from time to time only on or after December 10, 1999 (the "Initial Exercise Date") until and including December 9, 2004 or earlier as set forth in Section 3a (the "Expiration Date"), all subject to the following terms and conditions:

1. REGISTRATION OF WARRANTS. The Company shall register each Warrant, upon records to be maintained by the Company for that purpose, in the name of the record Holder of such Warrant from time to time. The Company may deem and treat the registered Holder of each Warrant as the absolute owner thereof for the purpose of any exercise thereof or any distribution to the Holder thereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

2.   REGISTRATION OF TRANSFERS AND EXCHANGES.

     a. Subject to Section 2(c) below, the Company shall register the transfer of any Warrants upon records to be maintained by the Company for that purpose, upon surrender of this Warrant Certificate, with the Form of Assignment attached hereto duly completed and signed, to the Company at the office specified in or pursuant to Section 3(c). Upon any such registration of transfer, a new Warrant Certificate, in substantially the form of this Warrant Certificate, evidencing the Warrants so transferred shall be issued to the transferee and a new Warrant Certificate, in similar form, evidencing the remaining Warrants not so transferred, if any, shall be issued to the then registered Holder thereof.

     b. This Warrant Certificate is exchangeable, upon the surrender hereof by the Holder hereof at the office of the Company specified in or pursuant to
Section 3(c), for new Warrant Certificates, in substantially the form of this Warrant Certificate, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrant Certificates to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by said Holder hereof at the time of such surrender.

     c. Each Holder of this Warrant acknowledges that this Warrant is subject to restrictions on transfer set forth in a Stock Purchase Agreement dated as of December 10, 1997 among Biotechnology Venture Partners, L.P., Biotechnology Value Fund, L.P., Biotechnology Value Fund, Ltd., Investment 10 L.L.C. and the Company (the "Stock Purchase Agreement"), and agrees to be bound by the restrictions on the sale, pledge, assignment and transfer of the Warrant contained therein. Each Holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as now in force or hereafter amended, or any successor legislation (the "Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of (a) an effective registration statement under the Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable Blue Sky or state securities law then in effect, or (b) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required.

     Without limiting the generality of the foregoing, the Company shall be under no obligation to issue the shares covered by such exercise unless and until the Holder shall have executed an investment letter in form and substance satisfactory to the Company, including a warranty at the time of such exercise that it is acquiring such shares for its own account, for investment and not with a view to, or for sale in connection with, the distribution of any such shares, in which event the Holder shall be bound by the provisions of the following legend or a legend in substantially similar form which shall be endorsed upon the certificate(s) evidencing the Warrant Shares issued pursuant to such exercise:



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


     "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED BY ANY PERSON UNLESS (1) EITHER (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES SHALL BE EFFECTIVE UNDER THE SECURITIES ACT OF 1933, OR (B) THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS THEN AVAILABLE, AND (2) THERE SHALL HAVE BEEN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES LAWS."

     In addition, without limiting the generality of the foregoing, the Company may delay issuance of the Warrant Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or "blue sky" laws).

3.   DURATION AND EXERCISE OF WARRANTS.

     a. Warrants shall be exercisable by the registered Holder thereof on any business day before 5:00 P.M., New York time, at any time and from time to time on or after the Initial Exercise Date (except for a Cashless Exercise under Section 3(e) which may be made from and after the issuance date hereof) to and including the Expiration Date. Each Holder of this Warrant acknowledges that this Warrant is subject to the terms of the Redemption Rights set forth in
Section 2.3 of the Stock Purchase Agreement and agrees to be bound thereby. At 5:00 P.M., New York time, on the Expiration Date, each Warrant not exercised prior thereto shall be and become void and of no value.

     b. Subject to the limitations set forth in Section 3(c) and to the other provisions of this Warrant Certificate, including adjustments to the number of Warrant Shares issuable on the exercise of each Warrant and to the Exercise Price pursuant to Section 7, the Holder of each Warrant shall have the right to purchase from the Company (and the Company shall be obligated to issue and sell to such Holder of a Warrant) at the Exercise Price one fully paid Warrant Share which is non-assessable.

     c. Subject to Sections 2(b), 2(c), 4 and 8, upon surrender of this Warrant Certificate, with the Form of Election to Purchase attached hereto duly completed and signed, to the Company at its office at 333 Providence Highway, Norwood, Massachusetts, 02062 Attention: Treasurer, or at such other address as the Company may specify in writing to the then registered Holder of the Warrants, and upon payment of the Exercise Price multiplied by the number of Warrant Shares then issuable upon exercise of the Warrants being exercised in lawful money of the United States of America, all as specified by the Holder of this Warrant Certificate in the Form of Election to Purchase, the Company shall promptly issue and cause to be delivered to or upon the written order of the registered Holder of such Warrants, and in such name or names as such registered Holder may designate, a certificate for the Warrant Shares issued upon such exercise of such Warrants. Any person so designated to be named therein shall be deemed to


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


have become Holder of record of such Warrant Shares as of the Date of Exercise of such Warrants.

     The "Date of Exercise" of any Warrant means the date on which the Company shall have received (i) this Warrant Certificate, with the Form of Election to Purchase attached hereto appropriately completed and duly signed, and (ii) payment of the Exercise Price for such Warrant.

     d. The Warrants evidenced by this Warrant Certificate shall be exercisable, either as an entirety or, from time to time, for part of the number of Warrants evidenced by this Warrant Certificate. If less than all of the Warrants evidenced by this Warrant Certificate are exercised at any time, the Company shall issue, at its expense, a new Warrant Certificate, in substantially the form of this Warrant Certificate, for the remaining number of Warrants evidenced by this Warrant Certificate.

     e. In lieu of the delivery of the full Exercise Price in lawful money of the United States of America as described in subsection 3(c) above, exercise of this Warrant may be made, at the option of the Holder from and after the issuance date hereof until and including the Expiration Date, by the surrender of this Warrant (with the Cashless Exercise form at the end hereof duly executed) (a "Cashless Exercise") at the address set forth in Subsection 3(c) hereof. Such presentation and surrender shall be deemed a waiver of the Holder's obligation to pay the Exercise Price to the extent this Warrant is surrendered. In the event of a Cashless Exercise, the Holder shall exchange its Warrant for that number of Warrant Shares subject to such Cashless Exercise (the "Exercised Number of Warrant Shares") less that number of Warrant Shares which, when multiplied by the then Per Share Market Value of Common Stock, equals the Exercise Price multiplied by the Exercised Number of Warrant Shares. Notwithstanding anything contained herein, the Holder hereof shall pay to the Company upon exercise, in cash, an amount equal to the aggregate amount of the par value of all Warrant Shares purchased upon the exercise of this Warrant pursuant to a Cashless Exercise less the amount paid to the Company in cash upon issuance of this Warrant.

4. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes attributable to the issuance of Warrant Shares upon the exercise of the Warrants represented by this Certificate; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the registration of any certificates for Warrant Shares in a name other than that of the Holder, and the Company shall not be required to issue or deliver the certificates for Warrant Shares unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring the Warrants represented by this Certificate or receiving the Warrant Shares under this Warrant Certificate.

5. REPLACEMENT OF WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation


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


hereof, or in lieu of and substitution for this Warrant, a new Warrant of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and indemnity, if requested, satisfactory to it. Applicants for a substitute Warrant certificate also shall comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

6. ADJUSTMENT TO THE NUMBER OF WARRANT SHARES ISSUABLE. The number of Warrant Shares issuable upon the exercise of this Warrant is subject to adjustment from time to time as set forth in this Section 6. Upon each such adjustment of the Exercise Price pursuant to this Section 6, the Holder shall thereafter prior to the Expiration Date be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment. In the event the Company and the Holders of Warrants disagree as to any adjustment to the Exercise Price hereunder, an Appraiser (as defined below) selected by the Holders of a majority in interest of the Warrants shall give its opinion as to the adjustment, if any (not inconsistent with the standards established in this Section 6), of the Exercise Price; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to promptly select an additional Appraiser, in which case the adjustment shall be equal to the average of the adjustments recommended by each such Appraiser. The Board of Directors shall make the adjustment recommended forthwith upon the receipt of such opinion or opinions; provided, however, that no such adjustment of the Exercise Price shall be made which in the opinion of the Appraiser(s) giving the aforesaid opinion or opinions would result in an increase of the Exercise Price to more than the Exercise Price then in effect.

     a. If the Company, at any time while this Warrant is outstanding, (i) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock payable in shares of its Common Stock, (ii) subdivide outstanding shares of Common Stock into a larger number of shares, (iii) combine outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of shares of Common Stock any shares of capital stock of the Company, the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section 6(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification.

     b. If the Company, at any time while this Warrant is outstanding, shall issue rights or warrants to all holders of Common Stock entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Per Share Market Value of Common Stock at the record date mentioned below, the Exercise Price shall be multiplied by a fraction, of which the denominator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of additional



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


shares of Common Stock offered for subscription or purchase, and of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding on the date of issuance of such rights or warrants plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at such Per Share Market Value. Such adjustment shall be made whenever such rights or warrants are issued, and shall become effective immediately after the record date for the determination of stockholders entitled to receive such rights or warrants. However, upon the expiration of any right or warrant to purchase Common Stock the issuance of which resulted in an adjustment in the Exercise Price pursuant to this Section 6(b), if any such right or warrant shall expire and shall not have been exercised, the Exercise Price shall immediately upon such expiration be recomputed and effective immediately upon such expiration be increased to the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this Section 6 after the issuance of such rights or warrants) had the adjustment of the Exercise Price made upon the issuance of such rights or warrants been made on the basis of offering for subscription or purchase only that number of shares of Common Stock actually purchased upon the exercise of such rights or warrants actually exercised.

     c. If the Company, at any time while this Warrant is outstanding, shall distribute to all Holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets, then in each such case the Exercise Price for which the Warrant Shares shall be purchased shall be determined by multiplying the Exercise Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Exercise Price determined as of the record date mentioned above, and of which the numerator shall be the Exercise Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of Common Stock as determined by the Board of Directors of the Company (the "Board of Directors") in good faith; provided, however, that in the event of a distribution exceeding 10% of the net assets of the Company, such fair market value shall be determined by a nationally recognized or major regional investment banking firm or firm of independent certified public accountants of recognized standing (which may be the firm that regularly examines the financial statements of the Company) (an "Appraiser") selected in good faith by the Holders of a majority of the Warrants that are then outstanding; and further provided, however, that the Company, after receipt of the determination by such Appraiser shall have the right to select an additional Appraiser, in which case the fair market value shall be equal to the average of the determinations by each such Appraiser. In either case the adjustments shall be described in a statement provided to the Holder and all other Holders of Warrants of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

     d. In case of any reclassification of the Common Stock, any consolidation or merger of the Company with or into another person, the sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, then the Holder shall have the right thereafter


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


to exercise this Warrant only the shares of stock and other securities and property receivable upon or deemed to be held by Holders of Common Stock following such reclassification, consolidation, merger, sale, transfer or share exchange, and the Holder shall be entitled upon such event to receive such amount of securities or property as the shares of the Common Stock into which this Warrant could have been converted immediately prior to such reclassification, consolidation, merger, sale, transfer or share exchange would have been entitled. The terms of any such consolidation, merger, sale, transfer or share exchange shall include such terms so as to continue to give to the Holder the right to receive the securities or property set forth in this Section 6(d) upon any exercise following such consolidation, merger, sale, transfer or share exchange. This provision shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.

     e.   If:

          i. the Company shall declare a dividend (or any other distribution) on its Common Stock; or

          ii. the Company shall declare a special nonrecurring cash dividend on or a redemption of its Common Stock; or

          iii. the Company shall authorize the granting to all Holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; or

          iv. the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock of the Company (other than a subdivision or combination of the outstanding shares of Common Stock), any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or

          v. the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding-up of the affairs of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of exercise of this Warrant, and shall cause to be mailed to the Holder in accordance with Section 10 hereof, at least thirty (30) days prior to the applicable record or effective date hereinafter specified, a notice stating
(x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the Holders of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that Holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for


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

securities or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, share exchange, dissolution, liquidation or winding-up; provided, however, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.

     f. In any case in which this Section 6 shall require that an adjustment be made effective as of the record date for a specified event, the Company may elect to defer until occurrence of such event (A) issuing to the Holder, if this Warrant is exercised after such record date, the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price prior to adjustment and (B) paying to the Holder any amount in cash in lieu of a fractional share pursuant to Section 8 hereof; provided, however, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant Shares, other capital stock and/or cash upon the occurrence of the event requiring such adjustment.

     g. Any determination that the Company or the Board of Directors must make pursuant to this Section 6 shall be conclusive if made in good faith.

7. LOCK UP. The Holder hereof agrees by its acceptance hereof that any Warrant Shares may not be sold, pledged, assigned or otherwise transferred on or prior to December 10, 1999.

8. FRACTIONAL SHARES. The Company shall not be required to issue fractional Warrant Shares on the exercise of this Warrant. The number of full Warrant Shares which shall be issuable upon the exercise of this Warrant shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 8, be issuable on the exercise of this Warrant, the Company shall pay an amount in cash equal to the Exercise Price multiplied by such fraction.

9.   WARRANT AGENT.

     a. The Company shall serve as warrant agent under this Warrant. Upon thirty (30) days' notice to the Holder, the Company and the Holder may appoint a new warrant agent. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the warrant agent, without any further assurance, conveyance, act or deed, but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company.

     b. Any corporation into which the Company or any new warrant agent may be merged or any corporation resulting from any consolidation to which the Company or any new warrant agent shall be a party or any corporation to which the Company or any new warrant agent transfers substantially all of its corporate trust or shareholders services business shall be a successor warrant agent under this Warrant without any further act. Any such successor warrant agent shall promptly cause notice of its succession as warrant agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the register maintained the warrant agent pursuant to this Warrant.

10. NOTICES. All notices or other communications hereunder shall be given, and shall be deemed duly given and received if given, by facsimile and by mail, postage prepaid: (1) if to the Company, addressed as follows: IMMUNOGEN, INC., 333 Providence Highway, Norwood, Massachusetts 02062, Attention: Treasurer, or to facsimile no. (781) 255-9679; or (ii) if to the Holder, addressed to the Holder at the facsimile telephone number and address of the Holder appearing on the Warrant Register or such other address or facsimile number as the Holder may provide to the Company in accordance with this Section 10. Any such notice shall be deemed given and effective upon the earliest to occur of (i) receipt of such facsimile at the facsimile telephone number specified in this Section 10, (ii) five (5) Business Days after deposit in the United States mails or (iii) upon actual receipt by the party to whom such notice is required to be given.

11.  PER SHARE MARKET VALUE

     As used in this Warrant, "Per Share Market Value" means on any particular date (a) the closing sale price per share of the Common Stock on such date on The Nasdaq National Market or the principal stock exchange on which the Common Stock has been listed or if there is no such price on such date, then the closing sale price on the date nearest preceding such date, or (b) if the Common Stock is not listed on The Nasdaq National Market or any stock exchange, the closing bid price for a share of Common Stock in the over-the-counter market, as reported by the Nasdaq Stock Market at the close of business on such date, or
(c) if the Common Stock is not quoted on the Nasdaq Stock Market, the average of the bid and asked price for a share of Common Stock in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or similar organization or agency succeeding to its functions of reporting prices), or (d) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock as determined by an Appraiser (which shall conduct a good faith appraisal) by the Holders of a majority in interest of the shares of the Series E Preferred Stock; provided, however, that the Company, after receipt of the determination by such Appraiser, shall have the right to select an additional Appraiser (which shall conduct a good faith appraisal), in which case, the fair market value shall be equal to the average of the determinations by each such Appraiser.

12.  MISCELLANEOUS.

     a. This Warrant shall be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

     b. Nothing in this Warrant shall be construed to give to any person or corporation other than the Company, the Holder and any registered Holder of Warrant Shares any legal or equitable right, remedy or cause under this Warrant; this Warrant shall be for the sole and exclusive benefit of the Company, the Holder and any other registered Holder of Warrant Shares.

     c. This Warrant shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Massachusetts without regard to the principles of conflicts of law thereof.

     d. The headings herein are for convenience only, do not constitute a part of this Warrant and shall not be deemed to limit or affect any of the provisions hereof.

     e. In case any one or more of the provisions of this Warrant shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Warrant.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its authorized officer as of the date first indicated above.



                                   IMMUNOGEN, INC.,
                                   in its corporate capacity and in its capacity as the Warrant Agent hereunder



                                   By: /s/ Mitchel Sayare
                                       -----------------------------------------
                                   Name: Mitchel Sayare
                                   Title: Chief Executive Officer

                          FORM OF ELECTION TO PURCHASE


(To Be Executed by the Holder if the Holder Desires to Exercise the Warrant Evidenced by the Foregoing Warrant Certificate by paying the exercise price thereof)

To ImmunoGen, Inc.:

The undersigned hereby irrevocably elects to exercise __ Warrants evidenced by the foregoing Warrant Certificate for No. W-97-__, and to purchase thereunder, __________ full shares of Common Stock issuable upon exercise of said Warrant and the undersigned makes payment of $ _______, representing the full purchase price for such shares at the Exercise Price per share provided for in the Warrant and makes payment in cash of any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.


The undersigned requests that certificates for the Warrant Shares be issued in the name of _________________________________________________________________


PLEASE INSERT SOCIAL SECURITY
OR TAX IDENTIFICATION NUMBER: ________________________


(PLEASE PRINT NAME AND ADDRESS)

____________________________________________

____________________________________________

____________________________________________


If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercised be issued in the name of and delivered to:

(PLEASE PRINT NAME AND ADDRESS)

____________________________________________

____________________________________________

____________________________________________



                                 Name of Holder:
Dated:
                                 (Print) _______________________________________

                                 (By:) _________________________________________

                                 (Title:) ______________________________________

                            FORM OF CASHLESS EXERCISE


(To Be Executed by the Holder if the Holder desires to exercise Warrants evidenced by the foregoing Warrant certificate by means of a Cashless Exercise (as defined in said Warrant).

To ImmunoGen, Inc.:

The undersigned hereby irrevocably elects to exercise ________ Warrants evidenced by the foregoing Warrant Certificate for No. W-97-________ by surrender of this Warrant pursuant to a Cashless Exercise and makes payment in cash of any applicable taxes payable by the undersigned pursuant to such Warrant Certificate.

The undersigned requests that certificates for such shares be issued in the name of _________________________________________

PLEASE INSERT SOCIAL SECURITY
OR TAX IDENTIFICATION NUMBER: ___________________

(PLEASE PRINT NAME AND ADDRESS)

____________________________________________

____________________________________________

____________________________________________


If said number of Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so exercise be issued in the name of and delivered to:


(PLEASE PRINT NAME AND ADDRESS)

____________________________________________

____________________________________________

____________________________________________


Dated:                                           Name of Holder:

                                     (Print) ___________________________________

                                     (By) ______________________________________

                                     (Title:) __________________________________

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ____________________________ hereby sells, assigns, and transfers to each assignee set forth below all of the rights of the undersigned in and to the number of Warrants (as defined in and evidenced by the foregoing Warrant Certificate) set opposite the name of such assignee below and in and to the foregoing Warrant Certificate with respect to said Warrants:


Name of Assignee                    Address                   Number of Warrants
----------------                    -------                   ------------------


If the total of said Warrants shall not be all the Warrants evidenced by the foregoing Warrant Certificate, the undersigned requests that a new Warrant Certificate evidencing the Warrants not so assigned be issued in the name of and delivered to the undersigned.

(Please print name and address):



                                          Name of Holder:
Dated:
                                          (Print) ______________________________

                                          (By:) ________________________________

                                          (Title:) _____________________________




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